SUPPLEMENT TO THE PROSPECTUSES and SUMMARY PROSPECTUSES

OF

WELLS FARGO MONEY MARKET FUNDS

Wells Fargo Municipal Money Market Fund
(the “Fund”)

      At a meeting held on May 24-25, 2016, the Board of Trustees of the Fund approved the following changes, effective immediately.

The sections entitled “Principal Investment Strategies” for the Fund is amended as follows:

The sentence “We will only purchase First Tier securities” is deleted from the third paragraph.

The sentence “We will only purchase securities that we have determined present minimal credit risk.” is added to the last paragraph.

Current language	Replacement language effective immediately

Under normal circumstances, we invest:

■ exclusively in high-quality, short-term, U.S. dollar-denominated money market instruments; and

■ at least 80% of the Fund’s net assets are invested in municipal obligations that pay interest exempt from regular federal income tax, but not necessarily the federal alternative minimum tax (“AMT”).

We may also invest:

■ any amount in securities that pay interest subject to federal AMT.

We actively manage a portfolio of high-quality, short-term municipal obligations that are issued by or on behalf of states, territories and possessions of the U.S. or their political subdivisions and financing authorities. These investments may have fixed, floating, or variable rates of interest. We will only purchase First Tier securities.

We invest principally in municipal obligations that pay interest exempt from regular federal income tax, but not necessarily federal AMT. The Fund attempts to invest exclusively in these securities. However, the Fund may invest up to 20% of its net assets in high-quality, short-term money market instruments that pay interest subject to regular federal income tax.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and weighted average maturity.

Under normal circumstances, we invest:

■ exclusively in high-quality, short-term, U.S. dollar-denominated money market instruments; and

■ at least 80% of the Fund’s net assets are invested in municipal obligations that pay interest exempt from regular federal income tax, but not necessarily the federal alternative minimum tax (“AMT”).

We may also invest:

■ any amount in securities that pay interest subject to federal AMT.

We actively manage a portfolio of high-quality, short-term municipal obligations that are issued by or on behalf of states, territories and possessions of the U.S. or their political subdivisions and financing authorities. These investments may have fixed, floating, or variable rates of interest.

We invest principally in municipal obligations that pay interest exempt from regular federal income tax, but not necessarily federal AMT. The Fund attempts to invest exclusively in these securities. However, the Fund may invest up to 20% of its net assets in high-quality, short-term money market instruments that pay interest subject to regular federal income tax.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and weighted average maturity. We will only purchase securities that we have determined present minimal credit risk.

May 26, 2016                                                                                                               MMSW056/P1215SP